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SETTLEMENT AGREEMENT
This Settlement Agreement (collectively with Exhibits A through C, “Settlement Agreement”) is made and entered into as of the 5th day of April, 2017 (the “Execution Date”) by and between, on the one hand, Jazz Pharmaceuticals, Inc. and Jazz Pharmaceuticals Ireland Limited (collectively, “Jazz,” or each separately, a “Jazz Party”), and on the other hand, Roxane Laboratories, Inc., West-Ward Pharmaceuticals Corp., Eurohealth (USA), Inc., and Hikma Pharmaceuticals PLC (collectively, “Roxane,” or each separately, a “Roxane Party”) (collectively, the “Parties,” or each separately, a “Party”).
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WHEREAS, Jazz owns the Licensed Patents covering XYREM® brand 500 mg/mL sodium oxybate oral solution, a pharmaceutical product which is sold in the Territory under NDA No. 21-196;
WHEREAS, pursuant to ANDA No. 202090, Roxane has sought and obtained marketing authorization from the FDA to Market a generic sodium oxybate oral solution 500 mg/mL product indicated for the treatment of cataplexy and excessive daytime sleepiness in narcolepsy in the United States;
WHEREAS, actions for patent infringement are pending in the United States District Court for the District of New Jersey (the “Court”) in relation to the Roxane ANDA and the proposed generic product set forth therein, captioned Jazz Pharmaceuticals, Inc. v. Roxane Laboratories, Inc., Civil Action No. 10-6108, Jazz Pharmaceuticals, Inc., et al. v. Roxane Laboratories, Inc., Civil Action No. 15-1360, and Jazz Pharmaceuticals, Inc. v. Roxane Laboratories, Inc., et al., Civil Action No. 16-4971 (collectively with any related proceedings, the “Actions”); and
WHEREAS, the Parties are willing to settle the Actions on the terms set forth in this Settlement Agreement.
NOW THEREFORE, in consideration of the promises and mutual covenants set forth herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.
The capitalized terms in this Settlement Agreement are defined in Exhibit C.
1.Dismissal of the Actions.
In consideration of the mutual benefits of entering into this Settlement Agreement, the Parties shall enter into and cause to be filed with the Court, within three (3) business days of the Execution Date, a stipulation and order of dismissal substantially in the form annexed hereto as Exhibit A (“Stipulation and Order of Dismissal”). If the Court does not grant the Stipulation and Order of Dismissal substantially in the form filed by the Parties, the Parties agree to confer in good faith and revise that document consistent with the terms of this Settlement Agreement and the requirements of the Court. The date upon which the last of the Actions has been dismissed by the Court shall be the “Effective Date”.

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2.License Agreement and AG Agreement.
Contemporaneously with the execution of this Settlement Agreement, Jazz and certain of the Roxane Parties are entering into a license agreement (the “License Agreement”) and an authorized generic agreement (the “AG Agreement”). Such agreements are being executed contemporaneously herewith and shall be deemed effective on the Effective Date.
3.Legal Fees.
Within three (3) business days of the Effective Date, Jazz shall make a one-time payment of [*] by wire transfer to an account designated by Roxane, in recognition of the savings inuring to Jazz in terms of the avoidance of costs and expenditure of time and resources associated with prosecuting the Actions.
4.Legal Compliance.
The Parties shall submit this Settlement Agreement to the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) as soon as practicable after the Effective Date and in no event later than ten (10) business days after the Effective Date pursuant to Section 1112(a), Medicare Prescription Drug, Improvement, and Modernization Act of 2003, Pub. L. No. 108-173, 117 Stat. 2066, 2461-62 (2003).
5.Released Claims; Covenants. In addition to the dismissal of the Actions, as set forth in the Stipulation and Order of Dismissal, each Party shall make the following releases, which shall be effective upon the Effective Date.
(a)    Each Roxane Party, for itself and its Affiliates, and each of their respective successors, hereby releases and forever discharges each Jazz Party and each of its Affiliates and each of their respective representatives, shareholders, members, trustees, officers, directors, managers, employees, agents, attorneys, partners, divisions, distributors, suppliers, manufacturers, customers, REMS administrators and REMS vendors, or any heirs, administrators, executors, predecessors, successors, or assigns of the foregoing, from any and all past and present (on or before the Execution Date) claims, counterclaims, demands, obligations, actions, causes of action, wrongful death claims, rights, damages, liabilities, costs, losses, losses of services, expenses, obligations, and liabilities of any nature whatsoever, whether based on a tort, contract or other theory of recovery, whether known or unknown, that each Roxane Party or any of its Affiliates asserted or could have asserted from any occurrence on or prior to the Execution Date, including without limitation, claims and counterclaims that each Roxane Party or any of its Affiliates in each case asserted or could have asserted in the Actions, or in any judicial, United States Patent and Trademark Office (“USPTO”), or any other legal proceeding relating to any or all of the Licensed Patents, asserting that any or all of the Licensed Patents are unenforceable, unpatentable, invalid or not infringed by the filing of the Roxane ANDA and/or Roxane’s manufacture, use, sale, offer for sale or importation of the Roxane Generic Product in the Territory (all of the above, collectively, “Roxane’s Released Claims”). For clarity, Roxane’s Released Claims do not preclude Roxane from asserting any claim arising in connection with this Settlement Agreement, the AG Agreement (including any agreement

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contemplated thereby, such as a supply agreement and a services agreement), or the License Agreement.
(b)    Each Jazz Party, for itself and its Affiliates, and each of their respective successors, hereby releases and forever discharges each Roxane Party and each of its Affiliates and each of their respective representatives, shareholders, members, trustees, officers, directors, managers, employees, agents, attorneys, partners, divisions, distributors, suppliers, manufacturers, importers, customers, REMS administrators and REMS vendors, or any heirs, administrators, executors, predecessors, successors, or assigns of the foregoing, from any and all past and present (on or before the Execution Date) claims, counterclaims, demands, obligations, actions, causes of action, wrongful death claims, rights, damages, liabilities, costs, losses, losses of services, expenses, obligations, and liabilities of any nature whatsoever, whether based on a tort, contract or other theory of recovery, whether known or unknown, that each Jazz Party or any of its Affiliates asserted or could have asserted from any occurrence on or prior to the Execution Date, including without limitation, claims and counterclaims that each Jazz Party or any of its Affiliates in each case asserted or could have asserted in the Actions, or in any judicial, USPTO, or any other legal proceeding relating to any or all of the Licensed Patents, asserting that any or all of the Licensed Patents are or would be infringed by the filing of the Roxane ANDA and/or Roxane’s manufacture, use, sale, offer for sale or importation of the Roxane Generic Product in the Territory (all of the above collectively, “Jazz’s Released Claims”). Jazz’s Released Claims do not preclude Jazz from asserting any or all of the Licensed Patents against: (i) any ANDA or ANDAs other than the Roxane ANDA and/or (ii) any product or products, including a Roxane product, other than the Roxane Generic Product. For clarity, Jazz’s Released Claims do not preclude Jazz from asserting any claim arising in connection with this Settlement Agreement, the AG Agreement (including any agreement contemplated thereby, such as a supply agreement and a services agreement), or the License Agreement.
(c)    Subject to the terms of this Settlement Agreement and Roxane’s compliance with the terms of the Settlement Agreement, the License Agreement and the AG Agreement (including any agreement contemplated thereby, such as a supply agreement and a services agreement), each Jazz Party, for itself and its Affiliates, covenants to Roxane that it will not sue, assert any claim or counterclaim against, or otherwise participate in any action or other judicial or legal proceeding against, any Roxane Party or any of its Affiliates or any of their respective representatives, shareholders, members, licensees, sublicensees, trustees, officers, directors, managers, employees, agents, attorneys, partners, divisions, distributors, customers, suppliers, importers, manufacturers, distributors, or insurers, or any patients, physicians, pharmacists, REMS administrators, REMS vendors or other health care providers or entities, or any heirs, administrators, executors, predecessors, successors, or assigns of the foregoing, or cause, assist, or authorize any person or entity to do any of the foregoing, in each case claiming or otherwise asserting that the filing of the Roxane ANDA, the labeling for the Roxane ANDA as of the Execution Date and any Permitted Minor Modifications thereafter, and/or Roxane’s manufacture, use, sale, distribution, marketing, offer for sale or importation of the Roxane Generic Product in the Territory infringes the Licensed Patents or any other U.S. patents or patent applications owned, licensed or controlled by a Jazz Party or any of its Affiliates either on the Execution Date or thereafter (the “Jazz Covenant Not to Sue”). Jazz shall impose the Jazz Covenant Not to Sue on any Third Party to which any Jazz Party or any of its Affiliates may after the Effective

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Date of this Settlement Agreement assign, license or otherwise transfer or grant any rights under any Licensed Patents.
(d)    Subject to the terms of this Settlement Agreement and Jazz’s compliance with the terms of the Settlement Agreement, the License Agreement and the AG Agreement (including any agreement contemplated thereby, such as a supply agreement and a services agreement), each Roxane Party, for itself and its Affiliates, covenants to Jazz that it will not sue, assert any claim or counterclaim against, or otherwise participate in any action or in any judicial, USPTO, or other legal proceeding against, any Jazz Party or any of its Affiliates or any of their respective representatives, shareholders, members, licensees, sublicensees, trustees, officers, directors, managers, employees, agents, attorneys, partners, divisions, distributors, customers, suppliers, importers, manufacturers, distributors, or insurers, or any heirs, administrators, executors, predecessors, successors, or assigns of the foregoing, or cause, assist, or authorize any person or entity to do any of the foregoing, in each case claiming or otherwise asserting that any or all of the Licensed Patents are invalid, unpatentable, or unenforceable, or that the filing of the Roxane ANDA and/or Roxane’s manufacture, use, sale, offer for sale, or importation of the Roxane Generic Product in the Territory does not or would not infringe valid claims of any or all of the Licensed Patents or any other U.S. patents or patent applications owned, licensed or controlled by a Jazz Party or any of its Affiliates either on the Execution Date or thereafter (the “Roxane Covenant Not to Sue”) unless the Licensed Patents or any other U.S. patents or patent applications owned, licensed or controlled by a Jazz Party or any of its Affiliates or assignees or grantees is asserted against a Roxane Party. Each Roxane Party, for itself and each of its Affiliates, further agrees that, except for safety-related reasons or in response to labeling changes effectuated by Jazz after the Execution Date, it will not request labeling for the Roxane Generic Product with “Indications and Usage” and “Dosage and Administration” sections that deviate from the “Indications and Usage” and “Dosage and Administration” labeling sections for the NDA Product as of the Execution Date, unless required to effectuate Permitted Minor Modifications. Each Roxane Party for itself and each of its Affiliates shall impose the Roxane Covenant Not to Sue on any Third Party to which any Roxane Party or any of its Affiliates may after the Effective Date assign, license or otherwise transfer or grant any rights under the Roxane ANDA.
(e)    This Settlement Agreement shall constitute a final settlement of the Actions between the Parties, and, except as required by Laws or compelled by legal process, neither any Roxane Party nor any of its respective Affiliates shall assist or cooperate with, or permit any agent or consultant it controls to assist or cooperate with, any Third Party in, or participate in, any litigation before a court, or any Inter Partes review, Covered Business Method review, Post-Grant review, or any other proceeding before the USPTO, or any similar adversarial proceeding against any Jazz Party or any of its Affiliates, or any licensees or sublicensees thereof, involving any product for which Xyrem® is the reference listed drug. Nothing in the foregoing shall be construed as preventing any Roxane Party or any of its Affiliates from assisting or cooperating with any Third Party, or from itself participating in, any action brought by a Jazz Party or any of its Affiliates against the FDA or others (i) pertaining to the safety of the NDA Product or Generic Equivalent, (ii) pertaining to the Xyrem REMS, (iii) with respect to the FDA’s issuance of a waiver releasing Roxane and any of its Affiliates from the requirement to participate with any Jazz Party or any of its Affiliates in a single, shared system of Elements to Assure Safe Use

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or any subsequent FDA action or step relating thereto, or (iv) pertaining to any REMS program associated with a waiver contemplated by the preceding subclause (iii).
(f)    The Parties, and their agents and consultants under their control, shall continue to maintain the confidentiality of any non-public information exchanged between them in the Actions to the extent required by the terms of the Discovery Confidentiality Order in the Actions (if any) or District of New Jersey Local Rule 5.3(b), or any other applicable confidentiality restriction, unless so ordered by the Court or compelled by law or regulation.
(g)    Except as provided below in this subsection (g), Roxane agrees that, as of the Effective Date, other than in accordance with all of the terms and conditions of this Settlement Agreement, the AG Agreement (including any agreement contemplated thereby, such as a supply agreement and a services agreement) and the License Agreement, Roxane will not, directly or indirectly, alone or in cooperation with any other person or entity, make, have made, use, sell, ship or offer to sell, import or distribute, or authorize, permit or solicit others to make, have made, use, sell, ship or offer to sell, import or distribute, or participate in the profits of others arising from, the sale of any Generic Equivalent or any Authorized Generic. Notwithstanding the foregoing, the provisions of this subsection 5(g) shall not be construed as applying to Roxane’s ongoing participation in the planning, development, construction, implementation, testing, or any similar activities relating to any separate shared REMS system in accordance with the FDA’s approval of Roxane’s ANDA and issuance of a waiver from the requirement to participate with any Jazz Party or any of its Affiliates in a single, shared system of Elements to Assure Safe Use; nor shall the provisions of this subsection 5(g) apply to the Roxane Generic Product and/or any Generic Equivalent following the earlier of (A) the date of the expiration of the last to expire of the Licensed Patents, including any extensions and pediatric exclusivities, or (B) the date of a Final Decision that all of the asserted claims of all of the asserted Licensed Patents are invalid and/or unenforceable.
(h)    Nothing in this Section 5 (including but not limited to Roxane’s Released Claims and/or the Roxane Covenant Not To Sue), or elsewhere in this Settlement Agreement, shall preclude Roxane from: (i) maintaining any Paragraph IV Certification(s) in the Roxane ANDA; (ii) supplementing or amending the Roxane ANDA to include certifications (including Paragraph IV certification(s)) to any patents that may be listed in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations (Orange Book) for Xyrem® after the Effective Date; (iii) challenging the validity, enforceability or infringement of any patent that Jazz or any Jazz Affiliate asserts against Roxane or any Roxane Affiliate in relation to any Roxane product other than the Roxane Generic Product; or (iv) in relation to any Roxane product other than the Roxane Generic Product, making a Paragraph IV certification or otherwise challenging the validity, enforceability or infringement of any patent that Jazz or any Jazz Affiliate lists in the Orange Book in connection with any product other than Xyrem®.
(i)    Subject to Roxane’s compliance with the terms of this Settlement Agreement, the License Agreement and the AG Agreement, and except as provided below, no Jazz Party or any of its Affiliates shall threaten, commence, pursue, or maintain, or encourage, finance, or otherwise support any Third Party to engage in, any activity (including, but not limited to, the submission of any Citizen Petition(s) or filing of any claim against or involving the FDA) that, if successful, would reasonably be expected to interfere with Roxane’s effort or ability to: (1)

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obtain or maintain FDA approval for the Roxane ANDA and any associated REMS program; or (2) Market the Roxane Generic Product as provided in the License Agreement. In addition, with respect to Permitted Minor Modifications, Jazz and its Affiliates hereby waive any and all regulatory exclusivities that may inhibit the Marketing of the Roxane Generic Product in the Territory as of the Launch Date, and will, in response to a request from FDA or a commercially reasonable request from Roxane to enable compliance with applicable Laws, submit appropriate and reasonable documentation to FDA to assist Roxane in effectuating the license grants, waivers and covenants contained in the Settlement Agreement, the License Agreement, and the AG Agreement. Nothing in this Settlement Agreement shall be construed as preventing any Jazz Party or any of its Affiliates from assisting or cooperating with any Third Party, or from itself initiating or participating in, any activity (including but not limited to the submission of any Citizen Petition(s) or filing of any claim against or involving the FDA or others), (i) pertaining to the safety of the NDA Product or Generic Equivalent, (ii) pertaining to the Xyrem REMS, (iii) with respect to the FDA’s issuance of a waiver releasing Roxane and any of its Affiliates from the requirement to participate with any Jazz Party or any of its Affiliates in a single, shared system of Elements to Assure Safe Use or any subsequent FDA action or step relating thereto, or (iv) pertaining to any REMS program associated with a waiver contemplated by the preceding subclause (iii).
(j)     Subject to Roxane’s compliance with this Settlement Agreement, the License Agreement and the AG Agreement, and except as provided below, no Jazz Party or any of its Affiliates shall take any action, or have any interaction, with the Drug Enforcement Agency (DEA) that would reasonably be expected to interfere with Roxane’s efforts or ability to (1) obtain or maintain FDA approval for the Roxane ANDA and any associated REMS program; or (2) market the Roxane Authorized Generic Product as set forth in the AG Agreement or Roxane Generic Product as set forth in the License Agreement, including but not limited to obtaining DEA quota for sodium oxybate or materials needed for the manufacture of Roxane’s ANDA product, provided however that nothing in the foregoing shall be construed as preventing any Jazz Party, or any of its Affiliates, from assisting or cooperating with any Third Party, or from itself initiating or participating in, any action or interaction with the DEA (i) pertaining to the safety of the NDA Product or Generic Equivalent, (ii) pertaining to the Xyrem REMS, (iii) with respect to the FDA’s issuance of a waiver releasing Roxane and any of its Affiliates from the requirement to participate with any Jazz Party or any of its Affiliates in a single, shared system of Elements to Assure Safe Use or any subsequent FDA action or step relating thereto, or (iv) pertaining to any REMS program associated with a waiver contemplated by the preceding subclause (iii).
(k)    The Parties hereby agree to confer [*] if necessary, for the purpose of discussing in good faith whether there is a reasonable possibility that the AG Launch Date could be accelerated to a date within the three-month period immediately following the Parties’ discussion. If the Parties agree there is a reasonable possibility that the AG Launch Date may be so accelerated, Jazz agrees that it will, within [*] of any such discussion, make all necessary filings with the FDA regarding NDA No. 21-196 to amend or modify the Xyrem REMS (as defined in the AG Agreement) for the Roxane Authorized Generic Product to be sold under the Xyrem REMS. If the Parties are not able to reach agreement regarding whether

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there is a reasonable possibility that the AG Launch Date may be so accelerated, then either Party shall have the right to submit such matter to the dispute resolution procedures set forth in Exhibit B of this Settlement Agreement. If the Parties do not identify an event that is reasonably likely to accelerate the AG Launch Date by [*], Jazz will make all necessary filings with the FDA regarding NDA No 21-196 to amend or modify the Xyrem REMS (as defined in the AG Agreement) by no later than [*]. Nothing in this subsection (k) should be construed to impede or delay Jazz from making all necessary filings with the FDA regarding NDA No 21-19 to amend or modify the Xyrem REMS (as defined in the AG Agreement) for the Roxane Authorized Generic to be sold under the Xyrem REMS.
6.Acknowledgement and California Civil Code Section 1542 Waiver.
(a)    ROXANE ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO EXIST WITH RESPECT TO ROXANE’S RELEASED CLAIMS, THE FACTS AND CIRCUMSTANCES ALLEGED IN THE ACTIONS AND/OR THE SUBJECT MATTER OF THIS SETTLEMENT AGREEMENT, WHICH, IF KNOWN OR SUSPECTED AT THE TIME OF EXECUTING THIS SETTLEMENT AGREEMENT, MAY HAVE MATERIALLY AFFECTED THIS SETTLEMENT AGREEMENT. NEVERTHELESS, UPON THE EFFECTIVENESS OF THE RELEASE OF ROXANE’S RELEASED CLAIMS AS SET FORTH IN SECTION 5 ABOVE, ROXANE HEREBY ACKNOWLEDGES THAT ROXANE’S RELEASED CLAIMS INCLUDE WAIVERS OF ANY RIGHTS, CLAIMS OR CAUSES OF ACTION THAT MIGHT ARISE AS A RESULT OF SUCH DIFFERENT OR ADDITIONAL CLAIMS OR FACTS. ROXANE ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE AND POTENTIAL CONSEQUENCES OF SUCH A RELEASE OF UNKNOWN UNITED STATES JURISDICTION CLAIMS AND OF SUCH A SPECIFIC WAIVER OF RIGHTS. ROXANE INTENDS THAT THE CLAIMS RELEASED BY IT UNDER THIS RELEASE BE CONSTRUED AS BROADLY AS POSSIBLE TO THE EXTENT THEY RELATE TO UNITED STATES JURISDICTION CLAIMS. ROXANE IS AWARE OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her, must have materially affected his or her settlement with the debtor.”
ROXANE AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER THIS CODE SECTION OR UNDER FEDERAL, STATE OR COMMON LAW STATUTES OR JUDICIAL DECISIONS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES SUCH UNKNOWN CLAIMS.
(b)    JAZZ ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO EXIST WITH RESPECT TO JAZZ’S RELEASED CLAIMS, THE FACTS AND CIRCUMSTANCES ALLEGED IN THE ACTIONS AND/OR THE SUBJECT MATTER OF THIS SETTLEMENT AGREEMENT, WHICH, IF KNOWN OR

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SUSPECTED AT THE TIME OF EXECUTING THIS SETTLEMENT AGREEMENT, MAY HAVE MATERIALLY AFFECTED THIS SETTLEMENT AGREEMENT. NEVERTHELESS, UPON THE EFFECTIVENESS OF THE RELEASE OF JAZZ’S RELEASED CLAIMS AS SET FORTH IN SECTION 5 ABOVE, JAZZ HEREBY ACKNOWLEDGES THAT JAZZ’S RELEASED CLAIMS INCLUDE WAIVERS OF ANY RIGHTS, CLAIMS OR CAUSES OF ACTION THAT MIGHT ARISE AS A RESULT OF SUCH DIFFERENT OR ADDITIONAL CLAIMS OR FACTS. JAZZ ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE AND POTENTIAL CONSEQUENCES OF SUCH A RELEASE OF UNKNOWN UNITED STATES JURISDICTION CLAIMS AND OF SUCH A SPECIFIC WAIVER OF RIGHTS. JAZZ INTENDS THAT THE CLAIMS RELEASED BY IT UNDER THIS RELEASE BE CONSTRUED AS BROADLY AS POSSIBLE TO THE EXTENT THEY RELATE TO UNITED STATES JURISDICTION CLAIMS. JAZZ IS AWARE OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her, must have materially affected his or her settlement with the debtor.”
JAZZ AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER THIS CODE SECTION OR UNDER FEDERAL, STATE OR COMMON LAW STATUTES OR JUDICIAL DECISIONS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES SUCH UNKNOWN CLAIMS.
7.Competition-Related Claims. The Parties shall use reasonable efforts to defend against any investigation, administrative proceeding or litigation brought by a government entity or Third Party related to the Settlement Agreement, the AG Agreement, the License Agreement or other related agreements, including any claim of unfair competition (which may also include claims of untrue, false or misleading advertising), and shall discuss in good faith whether to enter into a joint defense agreement, and whether to share in the costs and/or expenses incurred by either Party arising out of such response or defense (including reasonable attorneys' fees). Regardless of any such agreement, the Parties will be deemed to have a common legal interest for purposes of asserting any applicable privilege (including, but not limited to, the attorney-client privilege) unless such common interest is explicitly repudiated. Nothing in this Settlement Agreement, however, shall prevent the Parties, whether collectively or individually, from entering into settlement negotiations with a Third Party or governmental entity, provided that, to the extent permitted by law, if either Party enters into discussions related to a settlement negotiation or consent agreement, such Party shall provide notice to the other Party of such discussions within five (5) business days after the initiation of such discussions. Subject to the foregoing, each Party shall have the right to defend itself against such investigation, administrative proceeding or litigation, including by settlement or other consensual resolution, as it sees fit in the exercise of its sole discretion; provided however, to the extent permitted by law, that neither Party shall enter into a settlement agreement or consent order with a Third Party or government entity without providing to the extent practicable ten (10) business days’ prior written notice thereof to the other Party, or to the extent such settlement agreement or consent

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order includes terms or admissions that are reasonably likely to materially adverse to the other Party’s interests, other than a general admission of liability of such Party.
8.Confidentiality.
The terms of this Settlement Agreement, the AG Agreement (including any agreement contemplated thereby, such as a supply agreement and a services agreement) and the License Agreement shall be maintained in strict confidence by the Parties except: (i) as provided by Section 4 of this Settlement Agreement; (ii) that any Party or any of its Affiliates may disclose such terms as may be necessary in connection with any litigation or other legal proceeding relating to any of the Licensed Patents, provided that such disclosure is made subject to a protective order or confidentiality agreement and that such Party first provides the other Party with reasonable notice of the intended disclosure and provides the other Party with a reasonable period of time in which to assert an objection to the intended disclosure, in each case to the extent reasonably obtainable by the disclosing Party; (iii) that any Party or any of its Affiliates may disclose such terms of this Settlement Agreement, the License Agreement, and the AG Agreement (including any agreement contemplated thereby, such as a supply agreement and a services agreement), including but not limited to the Launch Date, the AG Launch Date and the Royalty, if and as reasonably determined by such Party or any of its Affiliates to be required by law or regulation, including, without limitation, reporting requirements of the U.S. Securities and Exchange Commission, or by the rules or regulations of any stock exchange to which such Party is subject including, with respect to Jazz and its Affiliates, in a filing on Form 8-K with the U.S. Securities and Exchange Commission with substantially the content provided by Jazz to Roxane prior to the execution of this Settlement Agreement; (iv) that any Party or any of its Affiliates may disclose such terms to the extent necessary to allow attorneys, auditors and advisors, who agree, or have a professional responsibility, to keep such terms confidential, to render professional services to the Parties or their Affiliates; (v) that the Parties or any of either of their Affiliates may each (x) issue a press release with respect to the matters contemplated by this Settlement Agreement, the License Agreement, and the AG Agreement (including any agreement contemplated thereby, such as a supply agreement and a services agreement) in substantially the forms agreed between the Parties prior to the execution of this Settlement Agreement, (y) provide other information consistent with talking points provided by Jazz to Roxane prior to the execution of this Settlement Agreement and (z) provide such other information to the extent approved by the other Party, which approval shall not be unreasonably withheld, conditioned, or delayed; (vi) that the Parties or any of their Affiliates may communicate with the FDA on a confidential basis concerning this Settlement Agreement, the License Agreement and the AG Agreement and the licenses, authorizations, and waivers provided for herein and therein; (vii) that either Party or any of its Affiliates may disclose such terms as needed to perform under this Settlement Agreement, the License Agreement, and the AG Agreement (and any agreement contemplated thereby), including any subcontractor of a Party’s obligations thereunder; and (viii) that either Party or any of its Affiliates may disclose such terms to actual or potential investors, acquirors and other financial partners solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition or other transaction, provided that in each such case such recipients are bound by appropriate confidentiality and non-use obligations. Notwithstanding the foregoing, each Party or any of its Affiliates may disclose publicly or to a Third Party without the consent of the other Party any

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information previously disclosed in any press release made pursuant to clause (v) or filing required of the U.S. Securities and Exchange Commission made pursuant to clause (iii) above, provided that such information remains accurate as of such time. The Parties acknowledge and agree that, upon its filing with the Court, the Stipulation and Order of Dismissal will be a matter of public record and shall not be subject to any confidentiality restrictions. The Parties further agree that, upon the filing of the Stipulation and Order of Dismissal with the Court, the fact that the Parties have settled the Actions will be a matter of public record and shall not be subject to any confidentiality restrictions, but the terms of such settlement shall be maintained in confidence as provided by this Section 7.
9.Term and Termination.
This Settlement Agreement shall continue from the Execution Date until the earlier of: (a) the expiration of the last to expire of the Licensed Patents; or (b) the date of a Final Decision that all of the asserted claims of all of the asserted Licensed Patents are invalid and/or unenforceable. The releases and discharges set forth in Section 5 and Section 6 shall survive the termination of this Settlement Agreement, and the confidentiality obligations set forth in Section 7 shall survive for a period of seven (7) years from the expiration or termination of the Settlement Agreement.
10.No Assignment.
This Settlement Agreement shall not be assignable in whole or in part by any Party to any Third Party without the prior written consent of the other Parties, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, either Party may assign this Settlement Agreement to any of its Affiliates or to any successor to all or substantially all of the assets, business or operating business unit or division of such Party through which such Party (i) with respect to Roxane, operates its U.S. generic oral pharmaceuticals business in the ordinary course of business prior to such assignment and (ii) with respect to Jazz, performs its obligations under this Settlement Agreement in the ordinary course of business prior to such assignment, in the case of clause (i) or (ii) above, whether through a merger, consolidation, sale of stock, or otherwise, provided that such successor agrees in writing to assume all of the obligations of such Party hereunder. Any purported assignment, delegation or other transfer in violation of the preceding sentences shall be null and void. Subject to the foregoing, this Settlement Agreement shall be binding upon, and inure to the benefit of, the permitted successors and assigns of each Party.
11.Notice.
All notices, requests, claims, demands and other communications under this Settlement Agreement shall be in writing and shall be given by delivery by hand, by facsimile, by registered or certified mail (postage prepaid, return receipt requested), or by email to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice).

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If to Jazz, to:	Jazz Pharmaceuticals, Inc. 3180 Porter Drive Palo Alto, California 94304 Attn: General Counsel Facsimile: (650) 496-3781 Email: jazz_notices@jazzpharma.com

with a copy to:	Nick Cerrito Quinn Emanuel Urquhart & Sullivan, LLP 51 Madison Avenue 22nd Floor New York, New York 10010 Facsimile: (212) 849-7100 Email: nickcerrito@quinnemanuel.com

If to Roxane, to:	West-Ward Pharmaceuticals Corp. 401 Industrial Way West Eatontown, NJ Attn: General Counsel Facsimile: 732-720-2872 Email: dberger@west-ward.com

with a copy to:	Alan Clement Locke Lord LLP 200 Vesey Street New York, NY 10281 Facsimile: 212-812-8378 Email: aclement@lockelord.com

Any such notice shall be deemed to have been received on the date actually received. Either Jazz or Roxane may change its address by giving the other Party written notice delivered in accordance with this Section.
12.Severability.
If any provision of this Settlement Agreement is declared illegal, invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Settlement Agreement shall endure except for the part declared invalid or unenforceable by order of such court; provided, however, that in the event that the terms and conditions of this Settlement Agreement are materially altered, the Parties will, in good faith, renegotiate the terms and conditions of this Settlement Agreement (including Section 5 hereof) to reasonably replace such invalid or

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unenforceable provisions in light of the intent of this Settlement Agreement; provided further that if the Parties do not succeed in reaching mutually acceptable modifications to this Settlement Agreement within thirty (30) calendar days of such material alteration, then the Parties agree to comply with the Dispute Resolution Provisions in accordance with the terms set forth in Exhibit B in order to reach agreement on an appropriate modification of this Settlement Agreement.
13.Amendment.
This Settlement Agreement may not be changed, waived, discharged, or terminated except by an instrument in writing signed by the Parties and making specific reference to this Section 12 and signed by a duly authorized officer of each Party.
14.Superiority of Agreements.
The Parties agree that the provisions of this Settlement Agreement, together with the License Agreement and the AG Agreement, and when executed and delivered by all parties thereto, the Supply Agreement and the Master Services Agreement, and any permitted amendments to any such agreement, supersede and shall prevail over any inconsistent statements, understandings, promises, or provisions contained in any prior discussions, arrangements, or communications between the Parties or in any documents passing between the Parties. Notwithstanding anything herein to the contrary, the Settlement Agreement, this License Agreement, and the AG Agreement shall be construed together in a consistent manner as reflecting a single intent and purpose. Except as otherwise set forth herein, nothing in this Settlement Agreement is intended to, and shall not, confer upon any Third Party any rights or remedies.
15.Governing Law.
This Settlement Agreement shall be governed, interpreted, and construed in accordance with the laws of the State of New Jersey, without giving effect to choice of law principles. The Parties expressly exclude application of the United Nations Convention for the International Sale of Goods. If a dispute arises between the Parties concerning this Settlement Agreement, then the Parties will confer, as soon as practicable, in an attempt to resolve the dispute. If the Parties are unable to resolve such dispute amicably, then the Parties irrevocably agree that the federal district court in the State of New Jersey shall have exclusive jurisdiction to deal with any disputes arising out of or in connection with this Settlement Agreement and that, accordingly, any such proceeding arising out of or in connection with this Settlement Agreement shall be brought in the United States District Court for the District of New Jersey. Notwithstanding the foregoing, if there is any dispute for which the federal district court in the State of New Jersey does not have subject matter jurisdiction, the state courts in New Jersey shall have jurisdiction. In connection with any dispute arising out of or in connection with this Settlement Agreement, each Party hereby expressly consents and submits to the personal jurisdiction of the federal and state courts located in the State of New Jersey.
16.Headings.
The article and section headings contained in this Settlement Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Settlement

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Agreement.
17.Interpretation.
References in this Settlement Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include", "includes" and "including" when used in this Settlement Agreement shall be deemed to be followed by the phrase "without limitation". Unless the context otherwise requires, references in this Settlement Agreement to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Settlement Agreement. Unless the context otherwise requires, the words "hereof", "hereby" and "herein" and words of similar meaning when used in this Settlement Agreement refer to this Settlement Agreement in its entirety and not to any particular Article, Section or provision of this Settlement Agreement. All references to contracts, agreements, or other arrangements shall refer to oral as well as written matters.
18.Construction.
The Parties expressly agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Settlement Agreement.
19.Waiver.
A waiver by either Party of any of the terms and conditions of this Settlement Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies, undertakings, obligations and agreements contained in this Settlement Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.
20.Counterparts.
This Settlement Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Delivery of an executed counterpart of a signature page of this Settlement Agreement by facsimile or other electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Settlement Agreement.
21.Representations and Warranties.
Each Party represents and warrants to the other Parties that the execution and delivery by such Party of this Settlement Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action and will not (i) violate any provision of Laws or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body to which such Party is subject, (ii) conflict with or result in any breach of any of the terms, conditions or provisions of any agreement to which such Party or any of its Affiliates is a party or by which it or any of its Affiliates or any of its or their properties or assets is bound or affected, or (iii) violate or conflict with any provision of the organizational documents of such Party.
* * * * *

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IN WITNESS WHEREOF, this Settlement Agreement has been executed by the duly authorized representatives of the Parties.

JAZZ PHARMACEUTICALS, INC.

By:	/s/ Suzanne Sawochka Hooper
Name:	Suzanne Sawochka Hooper
Title:	Executive VP & General Counsel

JAZZ PHARMACEUTICALS IRELAND LIMITED

By:	/s/ Hugh Kiely
Name:	Hugh Kiely
Title:	Director

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IN WITNESS WHEREOF, this Settlement Agreement has been executed by the duly authorized representatives of the Parties.

ROXANE LABORATORIES, INC.

By:	/s/ Brian Hoffman
Name:	Brian Hoffman
Title:	President

WEST-WARD PHARMACEUTICALS CORP.

By:	/s/ Brian Hoffman
Name:	Brian Hoffman
Title:	President

EUROHEALTH (USA), INC.

By:	/s/ David Berger
Name:	David Berger
Title:	Secretary

HIKMA PHARMACEUTICALS PLC

By:	/s/ Said Darwazah
Name:	Said Darwazah
Title:	Chairman and Chief Executive

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Exhibit A
Stipulation And Order of Dismissal

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UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

JAZZ PHARMACEUTICALS, INC., Plaintiff, v. ROXANE LABORATORIES, INC., Defendant.	) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 10-6108 (ES)(JAD) CONSOLIDATED (Filed Electronically)
JAZZ PHARMACEUTICALS, INC. and JAZZ PHARMACEUTICALS IRELAND LIMITED, Plaintiffs, v. ROXANE LABORATORIES, INC., Defendant.	) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 15-1360 (ES)(JAD) CONSOLIDATED (Filed Electronically)
JAZZ PHARMACEUTICALS, INC., Plaintiff, v. ROXANE LABORATORIES, INC., WESTWARD PHARMACEUTICALS CORP., EUROHEALTH (USA), INC., and HIKMA PHARMACEUTICALS PLC, Defendant.	) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 16-4971 (ES)(JAD) (Filed Electronically)

STIPULATION AND ORDER OF DISMISSAL

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Pursuant to Federal Rules of Civil Procedure 41(a)(1)(A)(ii) and 41(c), and by agreement between Plaintiffs Jazz Pharmaceuticals, Inc. and Jazz Pharmaceuticals Ireland Limited (collectively, “Plaintiffs”) and Defendants Roxane Laboratories, Inc., West-Ward Pharmaceuticals Corp., Eurohealth (USA), Inc., and Hikma Pharmaceuticals PLC (“Roxane,” and together with Plaintiffs, the “Parties”), the Parties hereby stipulate and agree that all claims, counterclaims and affirmative defenses asserted by the Parties against each other in the above-captioned actions (the “Actions”) are hereby dismissed without prejudice and, except as specifically provided by agreement, without costs, disbursements, or attorneys’ fees to any party. It is further stipulated that the U.S. District Court for the District of New Jersey retains jurisdiction to enforce and resolve any disputes related to the parties’ resolution of the Actions.

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SO STIPULATED:
Dated: _____________, 2017

SAUL EWING LLP	SILLS CUMMIS & GROSS P.C.

Charles M. Lizza
William C. Baton
One Riverfront Plaza, Suite 1520
Newark, New Jersey 07102-5426
(973) 286-6700
clizza@saul.com

Attorneys for Plaintiffs
Jazz Pharmaceuticals, Inc. and
Jazz Pharmaceuticals Ireland Limited

Beth S. Rose
The Legal Center
One Riverfront Plaza
Newark, New Jersey 07102
(973) 643-7000

Attorney for Defendants
Roxane Laboratories, Inc.,
West-Ward Pharmaceuticals Corp.,
Eurohealth (USA), Inc., and Hikma Pharmaceuticals PLC

SO ORDERED:

This _____day of _________________, 2017

Hon. Esther Salas, U.S.D.J.

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Exhibit B
Dispute Resolution Provisions
Any dispute arising under the Settlement Agreement that refers to dispute resolution as set forth in this Exhibit B shall be determined by the following dispute resolution procedure, with all references to days being to calendar days. All negotiations and communications pursuant to this process will be confidential and shall be treated as compromise and settlement negotiations for purposes of the applicable rules of evidence, including Federal Rule of Evidence 408.
(a)For purposes of these Dispute Resolution Provisions, “Agreement” or “Agree” shall mean confirmation in writing by all Parties to the dispute that the dispute has been resolved.
(b)To initiate this dispute resolution procedure, any Party shall give written notice to any other Party of a dispute setting forth the agreement at issue, nature of the dispute, including an identification of the facts and legal claims at issue, and a summary of the arguments supporting the notifying Party’s position.
(c)Within fourteen (14) days of receipt of notice, an attorney for a Jazz Party and an attorney for a Roxane Party must confer in good faith either in person or telephonically in order to attempt to reach an Agreement regarding the dispute.
(d)If Agreement is not reached within fourteen (14) days through the process described in Exhibit B, paragraph (c) above then the Parties will have fourteen (14) days during which an in-house attorney for a Jazz Party and an in-house attorney for a Roxane Party must confer in good faith either in person or telephonically in order to attempt to reach an Agreement regarding the dispute.
(e)If Agreement is not reached within fourteen (14) days through the process described in Exhibit B, paragraph (d) above, then the Parties will have fourteen (14) days during which an executive for any Jazz Party having a rank or title not less than that of a vice president (or an equivalent thereof) and an executive for any Roxane Party having a rank or title not less than that of a vice president (or an equivalent thereof) must confer in good faith either in person or telephonically in order to attempt to reach an Agreement regarding the dispute.
(f)If Agreement is not reached within fourteen (14) days through the process described in Exhibit B, paragraph (e) above, then the Parties will have fourteen (14) days during which the chief executive officer for Jazz and chief executive officer for Roxane must confer in good faith either in person or telephonically in order to attempt to reach an Agreement regarding the dispute.
(g)If an Agreement is not reached upon completion of the process set forth in paragraphs (b) through (f) above of the foregoing dispute resolution procedures, either Party may initiate litigation by filing a complaint and avail itself in full of all available legal action and remedies.

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(h)A Party may designate the same individual to confer for more than one of the procedures set forth in paragraphs (c) through (f) above so long as the individual otherwise meets the criteria set forth in that paragraph.
(j)The Parties agree that they will not use this dispute resolution process, including either the fact that a Party engaged in the process or the substance of the discussions that take place during this process, for purposes of supporting or otherwise advancing any defense or position in any litigation that may follow.
(k)Any deadline set forth in the foregoing Dispute Resolution Provisions may be shortened or extended by written agreement of all Parties.

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Exhibit C
Defined Terms
1.“Affiliate” shall mean, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock or other equity interest of such entity, or by contract or otherwise.  For clarity, a person or other entity shall be deemed an Affiliate only for so long as this definition is satisfied with respect to such person or entity.
2.“AG Agreement” shall have the meaning set forth in Section 2 of the Settlement Agreement.
3.“AG Launch Date” shall mean the date on which Roxane is permitted to Market the Roxane Authorized Generic pursuant to the AG Agreement.
4.“ANDA” shall mean an Abbreviated New Drug Application.
5.“Authorized Generic” shall mean any generic product that: (a) contains the Compound as the sole active ingredient; (b) is Marketed in the Territory without use of the Trademark; and (c) is authorized by Jazz to be Marketed in the Territory pursuant to NDA No. 21-196.
6.“Compound” shall mean 500 mg/mL sodium oxybate oral solution.
7.“DOJ” shall have the meaning set forth in Section 4 of the Settlement Agreement.
8.“Effective Date” shall have the meaning set forth in Section 1 of the Settlement Agreement.
9.“FDA” shall mean the U.S. Food and Drug Administration and any successor agency thereto.
10.“Final Decision” shall mean the issuance of a final decision from a district court or from the Patent Trial and Appeal Board of the United States Patent and Trademark Office (in either case from which no appeal can be taken), or a mandate from a court of appeals from which no appeal (other than a petition to the Supreme Court for a writ of certiorari) can be taken.
11.“FTC” shall have the meaning set forth in Section 4 of the Settlement Agreement.
12.“Generic Equivalent” shall mean a pharmaceutical product that has received FDA approval for sale pursuant to an ANDA or 505(b)(2) filing as an AB-rated equivalent to the NDA Product.

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13.“Jazz Covenant Not to Sue” shall have the meaning set forth in Section 5(c) of the Settlement Agreement.
14.“Jazz’s Released Claims” shall have the meaning set forth in Section 5(b) of the Settlement Agreement.
15.“Launch Date” shall mean the date on which Roxane is permitted to Market the Roxane Generic Product pursuant to the License Agreement.
16.“Laws” shall mean all applicable international, supranational, national, federal, state, provincial, regional and local laws, statutes, ordinances, codes, rules, regulations, orders, decrees or other pronouncements of any governmental, administrative or judicial authority in the Territory.
17.“License Agreement” shall have the meaning set forth in Section 2 of the Settlement Agreement.
18.“Licensed Patents” shall mean [A] U.S. Patent Nos. 6,472,431, 6,780,889, 7,262,219, 7,851,506, 8,263,650, 8,324,275, 8,461,203, 7,668,730, 7,765,106, 7,765,107, 7,895,059, 8,457,988, 8,589,182, 8,731,963, 8,772,306, 8,859,619, 8,952,062, 9,050,302, 9,486,426, and 9,539,330 including any divisionals, continuations, continuations-in-part, reexaminations, or reissues thereof, and all patent term extensions and any pediatric exclusivities applicable to the corresponding NDA Product, in each case whether granted or allowed prior to or after the Execution Date and [B] any other U.S. patents owned by or licensed to any Jazz Party or any of its Affiliates that become listed in the Orange Book after the Effective Date in connection with the NDA Product, solely to the extent and for the sole purpose of any FDA requirement that Roxane file a certification pursuant to 21 U.S.C. § 355(j)(2)(A)(vii)(I)-(IV) with respect to the Roxane ANDA, and subject to Roxane filing such a Paragraph IV certification with respect to such patents that become listed in the Orange Book in connection with the NDA Product after the Effective Date.
19.“Market” shall mean to use, advertise, market, offer, sell, offer to sell, or to otherwise commercialize a pharmaceutical product, and “Marketing” shall have a corresponding meaning. For the avoidance of doubt, Market and Marketing shall include “commercial marketing” as defined in 21 C.F.R. §314.3(b), as that regulation exists as of the Effective Date.
20.“NDA Product” shall mean the branded product that: (a) contains the Compound as the sole active ingredient; (b) is Marketed with use of the Trademark in the Territory; and (c) is approved for Marketing in the Territory pursuant to NDA No. 21-196.
21.“Permitted Minor Modification” shall mean any modification to ANDA No. 202090 (as supplemented or amended as of the Execution Date or, solely to incorporate any modifications described in this definition, thereafter) that does not materially change the active ingredient, concentration, dosage form, indication, reference listed drug (unless the reference listed drug is first changed for the NDA Product), or AB rating of any generic product defined by such ANDA and/or does not add one or more additional active ingredients to any generic product defined by such ANDA. For the avoidance of doubt, a modification of such ANDA to add a second active ingredient to any generic product defined by such ANDA, to materially change

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any generic product covered by such ANDA to a different dosage form, to materially change any generic product covered by such ANDA to a different salt, or to materially change any generic product covered by such ANDA to add any approved new indication for the NDA Product after the Execution Date for which such ANDA has not sought approval as of the Execution Date are not Permitted Minor Modifications. Any modification of such ANDA for the purpose of modifying any approved indication for the generic product covered by such ANDA as of the Execution Date, or any other labeling-related modification, is not a Permitted Minor Modification unless such modification to such approved indication or other labeling-related modifications are both (i) first made to the NDA Product and (ii) required by the FDA or reasonably necessitated by Laws to maintain approval of the Roxane ANDA.
22.“Roxane ANDA” shall mean Roxane’s ANDA No. 202090 as supplemented or amended as of the Execution Date, or, solely to incorporate any Permitted Minor Modification, thereafter.
23.“Roxane Authorized Generic” shall mean a generic product that: (a) contains the Compound as the sole active ingredient; (b) is Marketed in the Territory without use of the Trademark, except as otherwise provided herein (including in any agreement contemplated hereby, such as the Supply Agreement and the Master Services Agreement), or in the Settlement Agreement; (c) is Marketed by Roxane in the Territory pursuant to NDA No. 21-196; and (d) is supplied by or on behalf of Jazz to Roxane under the terms and conditions of the AG Agreement and the Supply Agreement.
24.“Roxane Covenant Not to Sue” shall have the meaning set forth in Section 5(d) of the Settlement Agreement.
25.“Roxane’s Released Claims” shall have the meaning set forth in Section 5(a) of the Settlement Agreement.
26.“Royalty” shall mean the royalty payable under the AG Agreement.
27.“Stipulation and Order of Dismissal” shall have the meaning set forth in Section 1 of the Settlement Agreement.
28.“Territory” shall mean the United States of America, including its territories, districts, and possessions, including the Commonwealth of Puerto Rico.
29.“Third Party” shall mean any person or entity other than the Parties and each of their Affiliates.
30.“USPTO” shall have the meaning set forth in Section 5(a) of the Settlement Agreement.
31.“Xyrem REMS” means the Risk Evaluation and Mitigation Strategy (“REMS”) program approved by the FDA on February 27, 2015 under NDA No. 21-196 (as it may be modified from time to time).

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